Exhibit 4.8

THIRD PARTY
OPEN-END MORTGAGE, SECURITY AGREEMENT
AND ASSIGNMENT OF RENTS, PROFITS, INCOME AND LEASES
IN THE MAXIMUM AMOUNT OF
$3,250,000.00

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the undersigned LEE’S FOOD MART’S, LLC, a Tennessee limited liability company (“Mortgagor”) is the fee owner of the real property described on Exhibit A attached hereto and incorporated herein by reference;

WHEREAS, HEARTLAND, INC., a Nevada corporation, whose address is 1005 North 19th Street, Middlesboro, Kentucky 40965 (hereinafter referred to as “Borrower”) has executed and delivered to CHOICE FINANCIAL GROUP, a North Dakota state bank, whose address for purposes hereof is 1697 South 42nd Street, Grand Forks, North Dakota 58201 (hereinafter referred to as “Mortgagee” or “Lender”) that certain Promissory Note of even date herewith in the original principal sum of Three Million Two Hundred Fifty Thousand and 00/100 Dollars ($3,250,000.00) (the “Note”), payable in accordance with the terms of said Note; the entire unpaid balance of principal and interest being due and payable on or before, _________________________________________________________
___________________________________________________________________________________________ 2011, or such earlier date as is set forth in the Note. The indebtedness evidenced by the Note and/or secured hereby is herein called the “Loan.” The Note, this Third Party Open-End Mortgage, Security Agreement and Assignment of Rents, Profits, Income and Leases (this “Mortgage”), any and all guarantees executed in connection with the Note and/or the obligations evidenced thereby, a certain Loan Agreement bearing even date herewith executed by Mortgagor and Mortgagee (the “Loan Agreement”) and any and all other agreements, certificates, affidavits and documents now or hereafter executed in connection with the Note and/or the obligations evidenced thereby are collectively hereinafter referred to as the “Loan Documents”; and

WHEREAS, this Mortgage is given to secure to Mortgagee (a) the repayment of the indebtedness evidenced by the Note, with interest thereon, and all renewals, extensions and modifications thereof and any late charges imposed upon Mortgagor; (b) the repayment of future advances disbursed by Mortgagee to Mortgagor in excess of the principal of the indebtedness; (c) the payment of all other sums, with interest thereon, advanced in accordance with the terms of this Mortgage or any other Loan Document; (d) the performance of all obligations, covenants and agreements herein contained and/or contained in the Loan Documents, in accordance with the terms thereof; and (e) the payment and/or performance of any and all other obligations of Mortgagor to Mortgagee whether now existing or hereafter arising.

ARTICLE I

GRANTING CLAUSE

For good and valuable consideration to it paid by Mortgagee, the receipt and sufficiency of which are hereby acknowledged, Mortgagor does hereby MORTGAGE, GRANT, BARGAIN, SELL, TRANSFER, ASSIGN AND CONVEY unto Mortgagee, its successors and assigns, that certain real estate situated in the County of ______________________________ and State of Kentucky, and more particularly described on Exhibit A, attached hereto and made a part hereof.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances thereto belonging, all present and future buildings, structures, annexations, access rights, rights of way or use, servitudes, licenses, and improvements thereon, all of the rights, privileges, licenses, easements and appurtenances belonging to such real estate, together with all of Mortgagor’s estate and right, if any, in and to lands lying in streets, alleys and roads adjoining the said real estate and all of Mortgagor’s right, title, interest, estate, claim and demand, either at law or in equity, in and to all chattels, fixtures, building materials, machinery, inventory, apparatus, equipment, articles and/or other personal property now or hereafter located on or used or useable in connection with said real estate or any business conducted thereon, whether or not the same have or would have become a part of said real estate by attachment thereto, including, without limiting the generality of the foregoing, all lighting, heating, cooling, ventilating, air-conditioning, power, incinerating, sprinkling, gas, plumbing, waste removal and refrigeration systems, engines, furnaces, boilers, pumps, tanks, heaters, generators, motors, maintenance equipment, fire prevention apparatus, dryers and laundry equipment, office equipment; and all pipes, wires, fixtures and apparatus forming a part of or used in connection therewith; elevators and motors; refrigeration plants or units; kitchen equipment; cooking appliances; cabinets; partitions; doors; windows; furniture; furnishings; living and artificial plants and planters; televisions; beds; dressers; radios; lamps; switchboards; telephones; telephone systems and equipment; computers; computer equipment and software; cabinets; signage; storm windows and doors; window and door screens; awnings and window and door shades; all drapes and curtains and related hardware and mounting devices; wall-to-wall carpeting; tables; chairs; pots, pans, plates, dishes, silver and flatware; linens; vending machines; all equipment, machinery, furnishings, fixtures and inventory situated upon or in the real estate and/or used or usable in the operation thereof as well as all additions, improvements, substitutions and replacements thereto, and proceeds thereof; with respect to any personal property which is subject to a conditional bill of sale, lease, security agreement, mortgage or other lien covering such property, all the right, title and interest of the Mortgagor in and to any and all such personal property and any and all such conditional bills of sale and/or leases, together with the benefits of any deposits or payments now or hereafter made by the Mortgagor, or the predecessors or successors in title to the Mortgagor; all of the records and books of account now or hereafter maintained by Mortgagor in connection with the real estate and/or the construction, development, operation and/or management thereof and/or in connection with the operation of Mortgagor’s business; all names as may be used in connection with the real estate and goodwill associated therewith; all rents, issues, profits and other incomes whether now existing or hereafter acquired; all proceeds or sums payable in lieu of or as compensation for the loss of or damage to any property covered hereby, or to the real estate upon which the said property covered hereby is or may be located including without limitation all buildings and improvements now or hereafter located thereon, and all rights in and to all present and future fire, hazard, builder’s risk, business interruption, rental interruption, flood and other insurance policies required to be maintained by Mortgagor; all awards made by any public body or decreed by any court of competent jurisdiction for the taking or for degradation of value in any eminent domain proceedings, or purchase in lieu thereof; all of Mortgagor’s interest and rights as lessor in and to all leases now or hereafter affecting the said real estate or any part thereof; all contract rights relating to the purchase and maintenance of any equipment and/or construction of any improvements (including, without limitation, any contracts with architects, engineers and/or contractors); all accounts and general intangibles now owned or existing or hereafter created or acquired; all plans, specifications, drawings, studies, surveys, appraisals and other similar work product related to the real estate; all agreements for the provision of property or services to or in connection with, or otherwise benefiting, the real estate, including, without limitation, all management agreements, license agreements, franchise agreements and cable television agreements; to the extent permitted by applicable law, all rights in and to any building, zoning, environmental and other permits, licenses, approvals, variances and consents which have been issued or are hereafter issued by any governmental entity and/or utility company in connection with or related to the real estate; and all bonds securing to Mortgagor the payment or performance of any obligation concerning the construction, maintenance, repair and/or use of the real estate; and all proceeds, products, offspring, rents and profits from any of the foregoing; all of which, together with said real estate, buildings and improvements, tenements, hereditaments and appurtenances and all proceeds, products, offspring, rents and profits from any of the foregoing, are hereinafter referred to as the “Property” or the “premises.”

TO HAVE AND TO HOLD the foregoing property (the “Property”) unto the Mortgagee, its successors and assigns, forever, for the uses and purposes hereinafter set forth.

ARTICLE II

ASSIGNMENT OF RENTS, PROFITS, INCOME AND LEASES

2.1 Assignment. Mortgagor hereby absolutely and unconditionally assigns and transfers to Lender the following and all proceeds, profits and offspring therefrom (collectively, the “Assigned Interest”):

(i)
All of the right, title and interest which the Mortgagor now has or hereafter may acquire in all leases and/or subleases now existing or hereafter made (the “Leases”) of all or any part of the Property, as such Leases are now or may hereafter be modified or extended;

(ii)
All rents, income, profits and deposits due or to become due under the Leases (including all proceeds under any options contained in the Leases) and all covenants contained in the Leases relating to the collection and enforcement of collection of such rents, income, profits and/or deposits;

(iii)	All guarantees of the obligations of the lessees under any of the Leases (the “Lessees”); and

(iv)	All other rents, issues and profits arising out of and/or related to the Property.

2.2 Affirmative Covenants and Representations. Mortgagor will (i) observe and perform all covenants and conditions to be observed or performed by Mortgagor under the Leases; (ii) at the sole cost and expense of Mortgagor, enforce, short of termination of any Lease, the observance and performance of every covenant and condition of the Leases to be observed and performed by the Lessees and enforce all guarantees given in connection with any of the Leases; and (iii) appear in, settle and defend any legal action growing out of, or in any manner connected with, the Leases or the obligations or liabilities of Mortgagor as lessor thereunder, or of any of the Lessees or guarantors. MORTGAGOR WARRANTS THAT: NO LABOR OR WORK HAS BEEN PERFORMED AS TO THE PROPERTY WHICH HAS NOT BEEN PAID IN FULL, NO MATERIALS HAVE BEEN FURNISHED AS TO THE PROPERTY WHICH HAVE NOT BEEN PAID IN FULL, NO LABOR OR WORK WILL BE PERFORMED AS TO THE PROPERTY PRIOR TO THE FILING OF RECORD OF THIS MORTGAGE AND NO MATERIALS WILL BE FURNISHED AS TO THE PROPERTY PRIOR TO THE FILING FOR RECORD OF THIS MORTGAGE. Mortgagor warrants that there are no Leases or other agreements in existence which grant any right of occupancy with respect to any portion of the Property. Mortgagor warrants that: its sole executive (principal) place of business is located as follows: 1005 North 19th Street, Middlesboro, Kentucky 40965; it shall not change (or attempt to change) its executive (principal) office or add another place of business without Mortgagee’s prior written approval; its legal name is a first above written; and it shall not change (or attempt to change) said name without Mortgagee’s prior written approval.

ARTICLE III

EVENTS OF DEFAULT

As used herein, the term “Event of Default” shall have the meaning assigned thereto in the Loan Agreement and the Note.

ARTICLE IV

SECURITY AGREEMENT

4.1 Uniform Commercial Code. In addition to being a mortgage, this Mortgage is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified herein as part of the “Property” and for any of the items listed on Exhibit B, attached hereto and incorporated by reference herein, which under applicable law may be subject to a security interest pursuant to the Uniform Commercial Code, and Mortgagor hereby grants Mortgagee a security interest in said items, and all substitutions, replacements, replacement parts, additions, repairs, repair parts, accessions and accessories incorporated therein or affixed thereto in which Mortgagor acquires an interest, and the proceeds thereof (sometimes referred to herein collectively as the “Collateral”). The “Collateral” shall be included in the “Property.” Mortgagor agrees that Mortgagee may file this Mortgage, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Mortgagor hereby irrevocably authorizes Mortgagee to file any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Mortgage in such form as Mortgagee determines in its sole discretion, to perfect or protect the security interest hereby created with respect to the Collateral, or to more fully describe the Collateral. Mortgagor shall pay all costs of and expenses (including reasonable expenses of counsel and filing fees) relative to the preparation and filing of any financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Mortgagee may reasonably require.

Signed and acknowledged
in the presence of: LEE’S FOOD MART’S, LLC

By:	/s/
Its

STATE OF	)
) ss
COUNTY OF	)

BE IT REMEMBERED, that on the ____ day of, 2008, the foregoing instrument was acknowledged before me, a Notary Public in and for said County and State, by  ____________________, the
____________________________  of Lee’s Food Mart’s, LLC, a Tennessee limited liability company, on behalf of said company.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.

Notary Public
My Commission Expires:

This instrument prepared by:
Winthrop & Weinstine, P.A.
225 South Sixth Street, Suite 3500 Minneapolis, Minnesota 55402

EXHIBIT A
LEGAL DESCRIPTION

EXHIBIT B
DESCRIPTION OF COLLATERAL

ALL OF MORTGAGOR’S RIGHT, TITLE, INTEREST, ESTATE, CLAIM AND DEMAND, EITHER AT LAW OR IN EQUITY, NOW OR HEREAFTER, IN AND TO:

(A) ALL LEASES AND/OR SUBLEASES NOW EXISTING OR HEREAFTER MADE (THE “LEASES”) OF ALL OR ANY PART OF THE PROPERTY DESCRIBED IN EXHIBIT A ATTACHED TO THIS MORTGAGE AND INCORPORATED BY REFERENCE HEREIN, AND ANY BUILDINGS, STRUCTURES OR IMPROVEMENTS NOW OR HEREAFTER LOCATED THEREON (THE “PROPERTY”), AS SUCH LEASES ARE NOW OR MAY HEREAFTER BE MODIFIED OR EXTENDED;

(B) ALL RENTS, INCOME AND PROFITS DUE OR TO BECOME DUE UNDER THE LEASES (INCLUDING ALL PROCEEDS UNDER ANY OPTIONS CONTAINED IN THE LEASES) AND ALL COVENANTS CONTAINED IN THE LEASES RELATING TO THE COLLECTION AND ENFORCEMENT OF COLLECTION OF SUCH RENTS, INCOME OR PROFITS;

(C) ALL GUARANTEES OF THE OBLIGATIONS OF THE LESSEES UNDER ANY OF THE LEASES;

(D) ANY AND ALL SECURITY DEPOSITS OR OTHER SECURITY WITH RESPECT TO THE PROPERTY OR ANY PORTION THEREOF;

(E) ALL CHATTELS, FIXTURES, BUILDING MATERIALS, MACHINERY, INVENTORY, APPARATUS, EQUIPMENT, ARTICLES AND/OR OTHER PERSONAL PROPERTY NOW OR HEREAFTER LOCATED ON OR USED OR USABLE IN CONNECTION WITH THE PROPERTY OR ANY BUSINESS CONDUCTED THEREON, WHETHER OR NOT THE SAME HAVE OR WOULD BECOME A PART OF THE PROPERTY BY ATTACHMENT THERETO, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL LIGHTING, HEATING, COOLING, VENTILATING, AIR CONDITIONING, POWER, INCINERATING, SPRINKLING, GAS, PLUMBING, WASTE REMOVAL AND REFRIGERATION SYSTEMS, ENGINES, FURNACES, BOILERS, PUMPS, TANKS, HEATERS, GENERATORS, MOTORS, MAINTENANCE EQUIPMENT, FIRE PREVENTION APPARATUS, DRYERS AND LAUNDRY EQUIPMENT, OFFICE EQUIPMENT; AND ALL PIPES, WIRES, FIXTURES AND APPARATUS FORMING A PART OF OR USED IN CONNECTION THEREWITH; ELEVATORS AND MOTORS; REFRIGERATION PLANTS OR UNITS; KITCHEN EQUIPMENT; COOKING APPLIANCES; CABINETS; PARTITIONS; DOORS; WINDOWS; FURNITURE; FURNISHINGS; LIVING AND ARTIFICIAL PLANTS AND PLANTERS; TELEVISIONS; TELEVISION SYSTEMS; ANTENNA AND/OR SATELLITE DISH SYSTEMS; BEDS; DRESSERS; RADIOS; LAMPS; SWITCHBOARDS; TELEPHONES; TELEPHONE SYSTEMS AND EQUIPMENT; COMPUTERS, COMPUTER EQUIPMENT AND SOFTWARE; CABINETS; SIGNAGE; STORM WINDOWS AND DOORS; WINDOW AND DOOR SCREENS; AWNINGS AND WINDOW AND DOOR SHADES; ALL DRAPES

AND CURTAINS AND RELATED HARDWARE AND MOUNTING DEVICES; WALL-TO-WALL CARPETING; TABLES; CHAIRS; POTS, PANS, PLATES, DISHES, SILVER AND FLATWARE; LINENS; VENDING MACHINES; ALL EQUIPMENT, MACHINERY, FURNISHINGS, FIXTURES AND INVENTORY SITUATED UPON OR IN THE PROPERTY AND USED OR USABLE IN THE OPERATION THEREOF; AS WELL AS ALL ADDITIONS, IMPROVEMENTS, SUBSTITUTIONS AND REPLACEMENTS THERETO, AND PROCEEDS THEREOF; WITH RESPECT TO ANY PERSONAL PROPERTY WHICH IS SUBJECT TO A CONDITIONAL BILL OF SALE, LEASE, SECURITY AGREEMENT, MORTGAGE OR OTHER LIEN COVERING SUCH PROPERTY, ALL THE RIGHT, TITLE AND INTERESTS OF MORTGAGOR IN AND TO ANY AND ALL SUCH PERSONAL PROPERTY AND ANY AND ALL SUCH CONDITIONAL BILLS OF SALE AND/OR LEASES, TOGETHER WITH THE BENEFITS OF ANY DEPOSITS OR PAYMENTS NOW OR HEREAFTER MADE BY MORTGAGOR, OR THE PREDECESSORS OR SUCCESSORS IN TITLE TO MORTGAGOR; ALL OF THE RECORDS AND BOOKS OF ACCOUNT NOW OR HEREAFTER MAINTAINED BY MORTGAGOR IN CONNECTION WITH THE PROPERTY AND/OR THE CONSTRUCTION, DEVELOPMENT, OPERATION AND/OR MANAGEMENT THEREOF AND/OR IN CONNECTION WITH THE OPERATION OF MORTGAGOR’S BUSINESS; ALL NAMES AS MAY BE USED IN CONNECTION WITH THE PROPERTY AND THE GOODWILL ASSOCIATED THEREWITH; ALL RENTS, ISSUES, PROFITS AND OTHER INCOMES WHETHER NOW EXISTING OR HEREAFTER ACQUIRED; ALL PROCEEDS OR SUMS PAYABLE IN LIEU OF OR AS COMPENSATION FOR THE LOSS OF OR DAMAGE TO ANY PROPERTY COVERED HEREBY, OR TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ALL BUILDINGS AND IMPROVEMENTS NOW OR HEREAFTER LOCATED THEREON, AND ALL RIGHTS IN AND TO ALL PRESENT AND FUTURE FIRE, HAZARD, BUILDER’S RISK, BUSINESS INTERRUPTION, RENTAL INTERRUPTION, FLOOD AND OTHER INSURANCE POLICIES REQUIRED TO BE MAINTAINED BY MORTGAGOR; ALL AWARDS MADE BY ANY PUBLIC BODY OR DECREED BY ANY COURT OF COMPETENT JURISDICTION FOR THE TAKING OR FOR DEGRADATION OF VALUE IN ANY EMINENT DOMAIN PROCEEDINGS, OR PURCHASE IN LIEU THEREOF; ALL OF MORTGAGOR’S INTEREST AND RIGHTS AS LESSOR IN AND TO ALL LEASES NOW OR HEREAFTER AFFECTING THE PROPERTY OR ANY PART THEREOF; ALL CONTRACT RIGHTS RELATING TO THE PURCHASE, INSTALLATION AND/OR MAINTENANCE OF ANY EQUIPMENT AND/OR CONSTRUCTION OF ANY IMPROVEMENTS (INCLUDING WITHOUT LIMITATION, ANY CONTRACTS WITH ARCHITECTS, ENGINEERS AND/OR CONTRACTORS); ALL ACCOUNTS AND GENERAL INTANGIBLES NOW OWNED OR EXISTING OR HEREAFTER CREATED OR ACQUIRED RELATED TO THE PROPERTY AND/OR THE OPERATION OF ANY BUSINESS WITH RESPECT THERETO; ALL PLANS, SPECIFICATIONS, DRAWINGS, STUDIES, SURVEYS, APPRAISALS AND OTHER SIMILAR WORK PRODUCT RELATED TO THE PROPERTY; ALL AGREEMENTS FOR THE PROVISION OF PROPERTY OR SERVICES TO OR IN CONNECTION WITH, OR OTHERWISE BENEFITING, THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ALL MANAGEMENT AGREEMENTS, FRANCHISE AGREEMENTS, LICENSE AGREEMENTS AND CABLE TELEVISION AGREEMENTS; TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHTS IN AND TO ANY AND ALL BUILDING, ZONING, ENVIRONMENTAL AND OTHER PERMITS, LICENSES, APPROVALS, VARIANCES AND CONSENTS WHICH HAVE BEEN ISSUED OR ARE HEREAFTER ISSUED BY ANY GOVERNMENTAL ENTITY AND/OR UTILITY COMPANY OR PROVIDED IN CONNECTION WITH OR RELATED TO THE PROPERTY; AND ALL BONDS SECURING TO MORTGAGOR THE PAYMENT OR PERFORMANCE OF ANY OBLIGATION CONCERNING THE CONSTRUCTION, MAINTENANCE, REPAIR AND/OR USE OF THE PROPERTY;

(F) ALL DRAWINGS, PLANS, SPECIFICATIONS, SHOP DRAWINGS, RENDERINGS, DATA, STUDIES, REPORTS, APPRAISALS AND ANALYSIS NOW EXISTING OR HEREAFTER PREPARED BY MORTGAGOR, ITS AGENTS, CONTRACTORS, ARCHITECTS, ENGINEERS AND/OR EMPLOYEES IN CONNECTION WITH OR RELATED TO THE PROPERTY; AND

(G) ALL RIGHTS IN, TO AND UNDER, ALL MONIES DUE AND TO BECOME DUE PURSUANT TO AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT MORTGAGOR NOW HAS OR WHICH MAY HEREAFTER ARISE AGAINST ALL PARTIES UNDER ALL CONTRACTS AND SUBCONTRACTS RELATED TO OR PROVIDING FOR THE DESIGN AND CONSTRUCTION OF IMPROVEMENTS TO THE PROPERTY OR THE PROVISION OF LABOR, SERVICES OR MATERIALS THEREFOR, WHETHER NOW EXISTING OR HEREAFTER EXECUTED, AND ANY SUPPLEMENTS THERETO.
2. COVENANTS. MORTGAGOR FURTHER COVENANTS AND AGREES WITH MORTGAGEE AS FOLLOWS:

2.1 PAYMENTS. IF NOT TIMELY PAID BY BORROWER, TO PAY (WITHOUT CONDITION, RESTRICTION OR SET-OFF AND IN IMMEDIATELY-AVAILABLE MONEY OF THE UNITED STATES OF AMERICA) THE PRINCIPAL OF THE NOTE, INTEREST THEREON AND ANY AND ALL LATE CHARGES AND PENALTIES, AND THE PRINCIPAL OF ALL OTHER NOTES SECURED HEREBY TOGETHER WITH INTEREST THEREON AT THE TIMES AND IN THE MANNER HEREIN PROVIDED, AND IF NOT TIMELY PAID BY BORROWER, TO PAY ALL OTHER INDEBTEDNESS HEREBY SECURED AT THE TIMES AND IN THE MANNER HEREIN PROVIDED, INCLUDING ANY ADVANCES OR EXPENSES OF ANY KIND INCURRED BY MORTGAGEE PURSUANT TO THE PROVISIONS OF THE NOTE, ANY OTHER NOTES SECURED HEREBY, THIS MORTGAGE, OR ANY OF THE OTHER LOAN DOCUMENTS.

2.2 CONDITION OF PROPERTY; COMPLIANCE WITH LAWS; WASTE; USES. TO KEEP THE PROPERTY IN GOOD CONDITION AND REPAIR AND TO MAKE ALL STRUCTURAL AND NONSTRUCTURAL AND ALL ORDINARY AND EXTRAORDINARY REPAIRS AND MAINTENANCE AS AND WHEN THE SAME BECOME NECESSARY, AND TO CAUSE ALL REPAIRS AND MAINTENANCE TO BE DONE IN A GOOD AND WORKMANLIKE MANNER; TO REPAIR, REPLACE, REBUILD AND RECONSTRUCT ANY AND ALL PORTIONS OF THE PROPERTY WHICH MAY BE DAMAGED OR DESTROYED BY FIRE, WINDSTORM OR ANY OTHER CASUALTY; TO REPAIR, REPLACE, REBUILD AND RECONSTRUCT ANY PORTIONS OF THE PROPERTY WHICH MAY BE LOST, ALTERED, DAMAGED OR DESTROYED AS THE RESULT OF A “TAKING” (HEREIN DEFINED); TO COMPLY IN ALL RESPECTS WITH ALL PRESENT AND FUTURE STATUTES, LAWS, ORDINANCES, AND GOVERNMENTAL RULES, REGULATIONS AND ORDERS WHICH ARE APPLICABLE TO ALL OR ANY PORTION OF THE MORTGAGOR’S BUSINESS OR PROPERTIES; TO PERFORM OR CAUSE TO BE PERFORMED ANY AND ALL ENVIRONMENTAL STUDIES, AUDITS, AND TESTS AS MAY BE REQUIRED BY APPLICABLE LAW OR BY MORTGAGEE; NOT TO COMMIT OR PERMIT WASTE OF THE PROPERTY, OR REMOVE OR PERMIT THE REMOVAL OF ANY BUILDING, IMPROVEMENT OR FIXTURE FROM THE PROPERTY; NOT TO PERFORM OR PERMIT ANY ACT WHICH MAY IN ANY WAY IMPAIR THE VALUE OF THE PROPERTY, OR ALLOW CHANGES IN THE USE FOR WHICH THE PROPERTY WAS INTENDED AT THE TIME THIS MORTGAGE WAS EXECUTED; NOT TO REMOVE OR DEMOLISH, OR PERMIT OTHERS TO REMOVE OR DEMOLISH, ANY IMPROVEMENTS OR PORTIONS OF THE PROPERTY OR, SUBJECT TO THE PROVISIONS OF THIS SECTION 2.2, CAUSE OR PERMIT SUCH IMPROVEMENTS TO BE MATERIALLY ALTERED OR CHANGED WITHOUT THE PRIOR WRITTEN CONSENT OF MORTGAGEE, AS WELL AS MORTGAGEE’S PRIOR WRITTEN CONSENT TO THE PLANS AND SPECIFICATIONS RELATING THERETO.

2.3 TAXES, INSURANCE AND OTHER IMPOSITIONS. TO PAY ALL PERSONAL PROPERTY TAXES, REAL ESTATE TAXES AND ASSESSMENTS, WATER
AND SEWER CHARGES, AND ALL OTHER GOVERNMENTAL CHARGES WHICH MAY ACCRUE, BE LEVIED OR ASSESSED UPON THE PROPERTY OR ANY PART THEREOF AND WHICH MAY BE OR BECOME A LIEN UPON THE PROPERTY OR HAVE PRIORITY IN PAYMENT TO THE INDEBTEDNESS HEREBY SECURED WHEN AND AS THE SAME BECOME DUE, AND BEFORE ANY DELINQUENCY OCCURS OR ANY PENALTY SO ASSESSED THEREON. UPON REQUEST BY MORTGAGEE, MORTGAGOR SHALL PAY TO MORTGAGEE ON THE DAY MONTHLY INSTALLMENTS OF PRINCIPAL AND/OR INTEREST ARE PAYABLE UNDER THE NOTE (OR ON ANOTHER DAY DESIGNED IN WRITING BY MORTGAGEE), UNTIL THE NOTE IS PAID IN FULL, A SUM (HEREIN “FUNDS”) EQUAL TO ONE-TWELFTH OF (A) THE YEARLY TAXES AND ASSESSMENTS WHICH MAY BE LEVIED ON THE PROPERTY; (B) THE YEARLY GROUND RENTS, IF ANY; AND (C) THE YEARLY PREMIUM INSTALLMENTS FOR FIRE AND OTHER HAZARD INSURANCE, RENT LOSS INSURANCE AND SUCH OTHER INSURANCE AS MAY BE REQUIRED UNDER THE TERMS OF THIS MORTGAGE, ALL AS REASONABLY ESTIMATED INITIALLY AND FROM TIME TO TIME BY MORTGAGEE, ON THE BASIS OF ASSESSMENTS AND BILLS AND REASONABLE ESTIMATES THEREOF. UNLESS OTHERWISE AGREED IN WRITING BY MORTGAGEE AND MORTGAGOR, MORTGAGEE MAY REQUIRE MORTGAGOR TO PAY TO MORTGAGEE, IN ADVANCE, SUCH OTHER FUNDS FOR OTHER TAXES, CHARGES, PREMIUMS, ASSESSMENTS AND IMPOSITIONS IN CONNECTION WITH MORTGAGOR OR THE PROPERTY WHICH MORTGAGEE SHALL REASONABLY DEEM NECESSARY TO PROTECT MORTGAGEE’S INTERESTS (ALL OF WHICH SHALL BE REFERRED TO HEREIN AS “OTHER IMPOSITIONS”). UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, MORTGAGEE, AT MORTGAGEE’S OPTION, MAY REQUIRE AMOUNTS DUE UNDER THIS SECTION 2.3 TO BE PAID BY MORTGAGOR IN A LUMP SUM NOT MORE THAN THIRTY (30) DAYS PRIOR TO THE DATE DUE OR IN PERIODIC INSTALLMENTS.

THE FUNDS SHALL BE HELD IN AN ACCOUNT WITH MORTGAGEE. TO THE EXTENT THAT FUNDS HAVE BEEN DEPOSITED BY MORTGAGOR WITH MORTGAGEE FOR THE EXPRESS PURPOSE OF PAYMENT OF WATER AND SEWER RATES, TAXES, ASSESSMENTS, GROUND RENTS, INSURANCE PREMIUMS OR OTHER IMPOSITIONS AND THE AMOUNT IN ESCROW IS SUFFICIENT TO PAY ANY BILL FOR ANY SUCH CHARGE WHILE MAINTAINING IN ESCROW FUNDS SUFFICIENT TO MEET MORTGAGOR’S OTHER OBLIGATIONS UNDER THIS SECTION 2.3, UPON WRITTEN REQUEST BY MORTGAGOR, OR AT ANY TIME AS MAY BE DETERMINED BY MORTGAGEE, MORTGAGEE SHALL DISBURSE SUCH FUNDS TO APPLY TO THE PAYMENT OF SUCH BILL. MORTGAGEE SHALL APPLY THE FUNDS TO PAY SAID RATES, RENTS, TAXES, ASSESSMENTS, INSURANCE PREMIUMS AND OTHER IMPOSITIONS SO LONG AS THERE IS NOT AN EVENT OF DEFAULT. MORTGAGEE SHALL MAKE NO CHARGE FOR SO HOLDING AND APPLYING THE FUNDS, ANALYZING SAID ACCOUNT OR FOR VERIFYING AND COMPILING SAID ASSESSMENTS AND BILLS, UNLESS MORTGAGEE PAYS MORTGAGOR INTEREST, EARNINGS OR PROFITS ON THE FUNDS AND APPLICABLE LAW PERMITS MORTGAGEE TO MAKE SUCH A CHARGE. UNLESS APPLICABLE LAW REQUIRES INTEREST, EARNINGS OR PROFITS TO BE PAID, MORTGAGEE SHALL NOT BE REQUIRED TO PAY MORTGAGOR ANY INTEREST, EARNINGS OR PROFITS ON THE FUNDS. MORTGAGEE SHALL GIVE TO MORTGAGOR, WITHOUT CHARGE, AN ANNUAL ACCOUNTING OF THE FUNDS IN MORTGAGEE’S NORMAL FORMAT SHOWING CREDITS AND DEBITS TO THE FUNDS AND THE PURPOSE FOR WHICH EACH DEBIT TO THE FUNDS WAS MADE. THE FUNDS ARE PLEDGED AS ADDITIONAL SECURITY FOR THE INDEBTEDNESS SECURED BY THIS MORTGAGE.

IF THE AMOUNT OF THE FUNDS HELD BY MORTGAGEE AT THE TIME OF THE ANNUAL ACCOUNTING THEREOF SHALL EXCEED THE AMOUNT DEEMED NECESSARY BY MORTGAGEE TO PROVIDE FOR THE PAYMENT OF WATER AND SEWER RATES, TAXES, ASSESSMENTS, INSURANCE PREMIUMS, RENTS AND OTHER IMPOSITIONS, AS THEY FALL DUE, SUCH EXCESS SHALL BE CREDITED TO MORTGAGOR ON THE NEXT MONTHLY INSTALLMENT OR INSTALLMENTS OF FUNDS DUE. IF AT ANY TIME THE AMOUNT OF THE FUNDS HELD BY MORTGAGEE SHALL BE LESS THAN THE AMOUNT DEEMED NECESSARY BY MORTGAGEE TO PAY WATER AND SEWER RATES, TAXES, ASSESSMENTS, INSURANCE PREMIUMS, RENT, AND OTHER IMPOSITIONS, AS THEY FALL DUE, MORTGAGOR SHALL PAY TO MORTGAGEE ANY AMOUNT NECESSARY TO MAKE UP THE DEFICIENCY IMMEDIATELY AFTER NOTICE FROM MORTGAGEE TO MORTGAGOR REQUESTING PAYMENT THEREOF.

UPON AN EVENT OF DEFAULT, MORTGAGEE MAY APPLY, IN ANY AMOUNT AND IN ANY ORDER AS MORTGAGEE SHALL DETERMINE IN MORTGAGEE’S SOLE DISCRETION, ANY FUNDS HELD BY MORTGAGEE AT THE TIME OF APPLICATION
(A) TO PAY RATES, RENTS, TAXES, ASSESSMENTS, INSURANCE PREMIUMS AND OTHER IMPOSITIONS WHICH ARE NOW OR WILL HEREAFTER BECOME DUE, OR

(B) AS A CREDIT AGAINST SUMS SECURED BY THIS MORTGAGE. UPON PAYMENT IN FULL OF ALL SUMS SECURED BY THIS MORTGAGE, MORTGAGEE SHALL REFUND TO MORTGAGOR ANY FUNDS HELD BY MORTGAGEE.

MORTGAGOR SHALL PAY WHEN DUE AND BEFORE ANY DELINQUENCY OCCURS OR PENALTY IS ASSESSED THEREON ALL WATER AND SEWER RATES, RENTS, TAXES, ASSESSMENTS, INSURANCE PREMIUMS, AND OTHER IMPOSITIONS ATTRIBUTABLE TO THE PROPERTY AT MORTGAGEE’S OPTION IN THE MANNER PROVIDED HEREIN OR, IF NOT PAID IN SUCH MANNER, BY MORTGAGOR MAKING PAYMENT, WHEN DUE, DIRECTLY TO THE PAYEE THEREOF, OR IN SUCH OTHER MANNER AS MORTGAGEE MAY DESIGNATE IN WRITING. MORTGAGOR SHALL PROMPTLY FURNISH TO MORTGAGEE ALL NOTICES OF AMOUNTS DUE UNDER THIS SECTION, AND IN THE EVENT MORTGAGOR SHALL MAKE PAYMENT DIRECTLY, MORTGAGOR SHALL PROMPTLY FURNISH TO MORTGAGEE RECEIPTS EVIDENCING SUCH PAYMENTS.

2.4 INDEMNIFICATION OF MORTGAGEE. TO INDEMNIFY MORTGAGEE FOR AND HOLD MORTGAGEE HARMLESS FROM AND AGAINST ANY LOSS SUFFERED OR ANY LIABILITY, COST, OR EXPENSE INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES, INCURRED BY MORTGAGEE ON ACCOUNT OF ANY DAMAGE TO THE PERSON OR PROPERTY OF MORTGAGOR, MORTGAGEE OR ANY THIRD PARTIES BY REASON OF OR IN CONNECTION WITH THE CONSTRUCTION, USE, OPERATION, MAINTENANCE, REPAIR AND/OR MANAGEMENT OF THE PROPERTY, WHETHER OR NOT SUCH DAMAGE IS DUE IN WHOLE OR IN PART TO THE NEGLIGENCE OF MORTGAGEE, OR ITS EMPLOYEES OR AGENTS. MORTGAGOR SHALL UNDERTAKE, AT ITS SOLE EXPENSE AND THROUGH COUNSEL SATISFACTORY TO MORTGAGEE, THE DEFENSE OF MORTGAGEE IN ANY LAWSUIT COMMENCED AS THE RESULT, OR ALLEGED TO BE THE RESULT, OF INJURY OR DAMAGE OCCURRING BY REASON OF OR IN CONNECTION WITH THE CONSTRUCTION, USE, OPERATION, MAINTENANCE, REPAIR AND/OR MANAGEMENT OF THE PROPERTY.

2.5 INSURANCE. TO OBTAIN AND KEEP IN FULL FORCE AND EFFECT AT ALL TIMES, AT THE SOLE COST AND EXPENSE OF MORTGAGOR, POLICIES OF INSURANCE TO:

(A) KEEP THE PROPERTY INSURED ON AN “ALL RISK” BASIS AGAINST LOSS OR DAMAGE BY FIRE AND ALL RISKS OF DIRECT PHYSICAL LOSS AND SUCH OTHER RISKS OF DAMAGE, CASUALTIES, CONTINGENCIES AND/OR HAZARDS AS MORTGAGEE MAY FROM TIME TO TIME REQUIRE (INCLUDING, WITHOUT LIMITATION, COVERAGE FOR EARTHQUAKES, VANDALISM AND MALICIOUS MISCHIEF) FOR NOT LESS THAN THE GREATER OF (i) THE ORIGINAL PRINCIPAL AMOUNT OF THE NOTE OR (ii) ONE HUNDRED PERCENT (100%) OF THE REPLACEMENT COST THEREOF, EVIDENCED BY “REPLACEMENT COST”, “INCREASED COST OF CONSTRUCTION” AND “AGREED AMOUNT” ENDORSEMENTS IN THE POLICY. MORTGAGEE MAY REQUIRE PERIODIC APPRAISALS OF THE PROPERTY (AT MORTGAGOR’S EXPENSE) BY APPRAISERS SATISFACTORY TO MORTGAGEE AND THE INSURANCE CARRIER. THE AMOUNT OF DIRECT PHYSICAL LOSS INSURANCE SHALL BE ADJUSTED AS REQUIRED BY THE INSURANCE CARRIER IN ORDER TO OBTAIN COVERAGE OF 100% OF REPLACEMENT COST AND TO MAINTAIN THE APPROPRIATE “AGREED AMOUNT” ENDORSEMENT COVERAGE;

(B) KEEP THE PROPERTY INSURED WITH BUSINESS AND RENTAL INTERRUPTION INSURANCE COVERING RISK OF LOSS DUE TO THE OCCURRENCE OF ANY HAZARDS INSURED AGAINST UNDER THE REQUIRED FIRE AND EXTENDED COVERAGE INSURANCE, WITH AN “AGREED AMOUNT” ENDORSEMENT PROVISION, IN SUCH AMOUNTS AS MORTGAGEE MAY REQUIRE;

(C) MAINTAIN COMPREHENSIVE GENERAL PUBLIC LIABILITY INSURANCE COVERING THE LEGAL LIABILITY OF MORTGAGOR AGAINST CLAIMS FOR BODILY INJURY, DEATH AND/OR PROPERTY DAMAGE ARISING OUT OF THE CONSTRUCTION, USE, OPERATION, REPAIR, MAINTENANCE AND/OR MANAGEMENT OF THE PROPERTY AND ALL AREAS APPURTENANT THERETO

THREATENED TAKING, MORTGAGOR SHALL IMMEDIATELY FURNISH A COPY OF SUCH NOTICE TO MORTGAGEE IF SUCH NOTICE WAS WRITTEN, OR INFORM MORTGAGEE IN WRITING OF SUCH NOTICE IF SUCH NOTICE WAS UNWRITTEN. MORTGAGOR HEREBY IRREVOCABLY APPOINTS MORTGAGEE AS MORTGAGOR’S ATTORNEY-IN-FACT (WHICH APPOINTMENT IS COUPLED WITH AN INTEREST) TO, AT MORTGAGEE’S OPTION, COMMENCE, APPEAR IN AND PROSECUTE, IN MORTGAGOR’S OR MORTGAGEE’S NAME OR BOTH, ANY ACTION OR PROCEEDING RELATING TO ANY TAKING. ANY AWARD OR PAYMENT RECEIVED BY MORTGAGEE IN RESPECT TO ANY TAKING SHALL BE APPLIED BY MORTGAGEE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.6(C) HEREOF. MORTGAGEE SHALL NOT BE DEEMED A TRUSTEE WITH RESPECT TO ANY FUNDS RECEIVED BY MORTGAGEE PURSUANT TO THIS SECTION 2.6(B), AND MORTGAGEE MAY COMMINGLE SUCH FUNDS WITH ITS GENERAL FUNDS AND SHALL NOT BE OBLIGATED TO PAY INTEREST THEREON. WITHIN SEVEN (7) DAYS AFTER REQUEST BY MORTGAGEE, MORTGAGOR AGREES TO EXECUTE AND DELIVER SUCH DOCUMENTS AS MAY BE REQUIRED BY MORTGAGEE TO ENABLE MORTGAGEE TO REALIZE UPON THE RIGHTS GRANTED TO IT UNDER THIS SECTION 2.6(B).

(C) PROCEEDS. MORTGAGEE MAY APPLY THE PROCEEDS OF INSURANCE PAID TO MORTGAGEE PURSUANT TO SECTION 2.6(A) HEREOF AND THE AMOUNT OF ANY AWARD OR PAYMENT RECEIVED BY MORTGAGEE PURSUANT TO SECTION 2.6(B) HEREOF (COLLECTIVELY, THE “PROCEEDS”) FIRST, TO THE PAYMENT OF ALL MORTGAGEE’S COSTS AND EXPENSES INCURRED IN OBTAINING SUCH PROCEEDS (INCLUDING, WITHOUT LIMITATION, LEGAL FEES AND DISBURSEMENTS), AND MAY, IN ITS ABSOLUTE DISCRETION AND WITHOUT REGARD TO THE ADEQUACY OF ITS SECURITY, APPLY THE BALANCE, IN WHOLE OR IN PART, IN SUCH ORDER AND PRIORITY AS MORTGAGEE MAY DETERMINE (I) TO THE REDUCTION OF THE INDEBTEDNESS SECURED BY THIS MORTGAGE, WHICH APPLICATION SHALL NOT EXTEND OR POSTPONE THE DUE DATES OR AMOUNTS OF ANY PAYMENTS OF PRINCIPAL DUE UNDER THE NOTE, OR (II) TO OR FOR THE BENEFIT OF MORTGAGOR, SUBJECT AND PURSUANT TO DISBURSEMENT CONTROL PROCEDURES PRESCRIBED BY MORTGAGEE, FOR THE ALTERATION, RESTORATION, REPAIR, REPLACEMENT OR REBUILDING (THE “REBUILDING”) OF ANY PART OF THE PROPERTY WHICH MAY HAVE BEEN LOST, ALTERED, DAMAGED OR DESTROYED AS A RESULT OF THE CASUALTY OR TAKING. IF THE PROCEEDS ARE HELD BY MORTGAGEE TO BE APPLIED TOWARD THE COST OF REBUILDING THE PROPERTY, THE PROPERTY SHALL BE RESTORED BY MORTGAGOR AT ITS SOLE EXPENSE TO THE EQUIVALENT OF ITS ORIGINAL CONDITION OR SUCH OTHER CONDITION AS MORTGAGEE MAY EXPRESSLY APPROVE IN WRITING. MORTGAGEE MAY, AT MORTGAGEE’S OPTION, CONDITION DISBURSEMENT OF SAID PROCEEDS, FROM TIME TO TIME AS CONSTRUCTION PROGRESSES, ON MORTGAGEE’S APPROVAL OF PLANS AND SPECIFICATIONS OF AN ARCHITECT SATISFACTORY TO MORTGAGEE, CONTRACTOR’S COST ESTIMATES, ARCHITECT’S CERTIFICATES, WAIVERS OF LIENS, SWORN STATEMENTS OF MECHANICS AND MATERIALMEN, AND SUCH OTHER EVIDENCE OF COSTS, PERCENTAGE OF COMPLETION OF CONSTRUCTION, APPLICATION OF PAYMENTS, AND SATISFACTION OF LIENS AS MORTGAGEE MAY REQUIRE, AND THE APPLICABLE PROVISIONS OF THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO APPLY TO SUCH REBUILDING.

2.7 LIENS. TO PAY ANY DEBT, CLAIM OR OTHER CHARGE FOR REPAIRS OR IMPROVEMENTS THAT MAY HAVE BEEN MADE OR MAY HEREAFTER BE MADE ON, AND WHICH MAY BECOME A LIEN AGAINST THE PROPERTY OR ANY PART THEREOF, AND NOT TO PERMIT OR SUFFER ANY LIEN OR ENCUMBRANCE OF ANY KIND TO ACCRUE OR REMAIN ON THE PROPERTY OR ANY PART THEREOF. IF ANY SUCH LIEN IS FILED AGAINST THE PROPERTY, MORTGAGOR WILL DISCHARGE OR BOND THE SAME OF RECORD TO MORTGAGEE’S SATISFACTION WITHIN THIRTY (30) DAYS AFTER THE LIEN IS FILED, OR IF NOT FILED, WITHIN THIRTY (30) DAYS AFTER MORTGAGOR HAS NOTICE THEREOF.

2.8 PROTECTION OF MORTGAGEE’S INTEREST. THAT MORTGAGEE MAY, AT ITS OPTION, DO ALL THINGS PROVIDED OR PERMITTED TO BE DONE BY A MORTGAGEE UNDER ALL APPLICABLE LAW FOR THE PROTECTION OF MORTGAGEE’S INTEREST IN THE PROPERTY AND THAT THIS MORTGAGE SECURES, INTER ALIA, THE UNPAID BALANCE OF ALL ADVANCES MADE WITH RESPECT TO THE PROPERTY TO THE FULLEST EXTENT PROVIDED BY APPLICABLE LAW.

2.9 ACCESS TO PROPERTY; BOOKS AND RECORDS. MORTGAGOR COVENANTS THAT MORTGAGEE SHALL HAVE THE RIGHT TO INSPECT THE BOOKS AND RECORDS OF THE OPERATION OF THE PROPERTY AND MAKE COPIES THEREOF AT ALL REASONABLE TIMES AND UPON REASONABLE NOTICE TO MORTGAGOR. MORTGAGEE SHALL ALSO HAVE THE RIGHT TO INSPECT THE PROPERTY AT ALL REASONABLE TIMES AND UPON REASONABLE NOTICE TO MORTGAGOR.

2.10 ADVANCES BY MORTGAGEE. THAT UPON FAILURE OF MORTGAGOR TO COMPLY WITH ANY OF THE PROVISIONS OF THIS MORTGAGE, MORTGAGEE MAY, BUT WITHOUT ANY OBLIGATION SO TO DO, ENTER UPON THE PROPERTY AND MAKE REPAIRS, PROCURE INSURANCE, PAY TAXES AND ASSESSMENTS, CAUSE ENVIRONMENTAL STUDIES, AUDITS, AND TESTS TO BE PERFORMED, AND PAY ANY EXPENSE, DEBT, CLAIM OR OTHER CHARGE WHICH MORTGAGOR SHOULD HAVE MADE, PROCURED OR PAID (THE RECEIPT OF THE CREDITOR OR PROPER TAX OFFICIAL BEING CONCLUSIVE EVIDENCE OF THE AMOUNT, VALIDITY AND THE FACT OF PAYMENT THEREOF), AND ALL SUMS SO PAID SHALL BE IMMEDIATELY DUE AND PAYABLE, SHALL BEAR INTEREST AT THE HIGHEST RATE PERMITTED TO BE CHARGED ON DELINQUENT INSTALLMENTS OF PRINCIPAL AND INTEREST UNDER THE NOTE, AND SHALL, TOGETHER WITH SUCH INTEREST, BE ADDED TO THE INDEBTEDNESS HEREBY SECURED.
NOTHING CONTAINED IN THIS SECTION SHALL REQUIRE MORTGAGEE TO INCUR ANY EXPENSE OR TAKE ANY ACTION HEREUNDER.

2.11 REIMBURSEMENTS TO MORTGAGEE. IF NOT TIMELY PAID BY BORROWER, THAT MORTGAGOR SHALL PAY ALL SUMS, INCLUDING COSTS AND REASONABLE ATTORNEYS’ FEES, WHICH MORTGAGEE MAY INCUR PRIOR TO OR AS A RESULT OF ANY PROCEEDINGS TO PREVENT THE COMMISSION OF WASTE, OR TO ESTABLISH OR PRESERVE THE LIEN OF THIS MORTGAGE OR ITS PRIORITY, OR IN CONNECTION WITH ANY SUIT OR POTENTIAL SUIT IN ANY COURT, INCLUDING WITHOUT LIMITATION BANKRUPTCY PROCEEDINGS, PROBATE PROCEEDINGS, CONDEMNATION PROCEEDINGS OR FORECLOSURE PROCEEDINGS, TO ENFORCE THIS MORTGAGE OR RECOVER THE INDEBTEDNESS HEREBY SECURED, OR TO PROTECT THE SECURITY OF THIS MORTGAGE, OR OTHERWISE IN PROTECTING OR ENFORCING ITS RIGHTS UNDER THE LOAN DOCUMENTS. ALL SUCH SUMS SHALL BE IMMEDIATELY DUE AND PAYABLE, SHALL BEAR INTEREST AT THE HIGHEST RATE PERMITTED TO BE CHARGED ON DELINQUENT INSTALLMENTS OF PRINCIPAL AND INTEREST UNDER THE NOTE AND SHALL, TOGETHER WITH SUCH INTEREST, BE ADDED TO THE INDEBTEDNESS HEREBY SECURED.

2.12 APPLICATION OF FUNDS. THAT UNLESS APPLICABLE LAW PROVIDES OTHERWISE, ALL PAYMENTS RECEIVED BY MORTGAGEE FROM MORTGAGOR UNDER THIS MORTGAGE SHALL BE APPLIED BY MORTGAGEE TO: (A) THE PAYMENT OF ADVANCES AND EXPENDITURES MADE BY MORTGAGEE IN ACCORDANCE WITH THE TERMS OF THE LOAN DOCUMENTS INCLUDING, WITHOUT LIMITATION, ADVANCEMENTS FOR TAXES, INSURANCE, ASSESSMENTS, AND THE LIKE; (B) THE PAYMENT OF INTEREST AND LATE CHARGES PAYABLE ON THE NOTE; (C) THE PAYMENT OF PRINCIPAL OF THE NOTE AND ANY PREPAYMENT PREMIUM OR PENALTY; AND (D) THE PAYMENT OF ANY OTHER AMOUNTS WHICH MAY BECOME DUE TO MORTGAGEE PURSUANT TO THE NOTE, THIS MORTGAGE OR ANY OTHER LOAN DOCUMENTS, AND/OR OTHER AMOUNTS SECURED HEREBY, ALL IN SUCH ORDER AND SUCH MANNER AS MORTGAGEE MAY DETERMINE, IN ITS DISCRETION, FROM TIME TO TIME.

2.13 RESTRICTIONS ON SALE, TRANSFER, CONVEYANCE, LEASE,  EASEMENTS, RESTRICTIONS, COVENANTS, SECURITY INTERESTS, MORTGAGES,  ENCUMBRANCE AND ASSIGNMENT. NOT TO DIRECTLY OR INDIRECTLY GRANT, MAKE, CREATE OR PERMIT, ALLOW OR SUFFER TO BE MADE OR CREATED ANY SALE, TRANSFER, CONVEYANCE, LEASE, EASEMENT, RESTRICTION, COVENANT, SECURITY INTEREST, MORTGAGE, PLEDGE, ENCUMBRANCE OR ASSIGNMENT OF THE PROPERTY, OR ANY PART THEREOF OR INTEREST THEREIN, INCLUDING AN ASSIGNMENT OF THE RENTS AND LEASES THEREOF, OR ANY TRANSFER OR ASSIGNMENT OF LEGAL OR BENEFICIAL INTERESTS IN MORTGAGOR, IN ANY GUARANTOR (OTHER THAN AN INDIVIDUAL) OR IN THE PROPERTY, OR ANY CONTRACT OR AGREEMENT TO DO ANY OF THE SAME, WITHOUT MORTGAGEE’S PRIOR WRITTEN CONSENT, WHICH MAY BE WITHHELD IN MORTGAGEE’S SOLE,
ABSOLUTE AND CONTINUING DISCRETION; OTHERWISE MORTGAGEE MAY, AT ITS OPTION, DECLARE ALL OF THE SUMS SECURED HEREBY TO BE IMMEDIATELY DUE AND PAYABLE.

2.14 ZONING CHANGES, SUBDIVISION, ETC. NOT TO PARTICIPATE IN ANY PROCEEDINGS FOR, OR ACQUIESCE IN ANY CHANGE OR PROPOSED CHANGE OF, ZONING LAWS OR REGULATIONS GOVERNING THE PROPERTY, THE CREATION OF A SUBDIVISION OF OR CUT-UP INVOLVING THE PROPERTY, CONSOLIDATION OF THE PROPERTY WITH ANY OTHER PROPERTY, AND NOT TO SUBJECT THE PROPERTY TO ANY DECLARATION OF CONDOMINIUM OR OTHER PROVISIONS FOR SUBDIVIDED OR COMMON OWNERSHIP, WITHOUT THE PRIOR WRITTEN CONSENT AND PARTICIPATION OF MORTGAGEE. MORTGAGOR AGREES TO PROMPTLY NOTIFY MORTGAGEE OF ANY PROPOSED CHANGE IN THE ZONING OF THE PROPERTY OR ANY PORTION THEREOF.

2.15 CHANGES IN LAWS. IN THE EVENT OF A COURT DECREE OR AN ENACTMENT AFTER THE DATE HEREOF BY ANY LEGISLATIVE AUTHORITY OF ANY LAW IMPOSING UPON A MORTGAGEE THE PAYMENT OF THE WHOLE OR ANY PART OF THE OBLIGATIONS HEREIN REQUIRED TO BE PAID BY THE MORTGAGOR, OR CHANGING IN ANY WAY THE LAWS RELATING TO THE TAXATION OF MORTGAGES OR DEBTS SECURED BY MORTGAGES OR A MORTGAGEE’S INTEREST IN MORTGAGED PREMISES, SO AS TO IMPOSE SUCH OBLIGATION ON THE MORTGAGEE OR ON THE INTEREST OF THE MORTGAGEE IN THE PROPERTY, THEN, IN ANY SUCH EVENT, MORTGAGOR SHALL BEAR AND PAY THE FULL AMOUNT OF SUCH OBLIGATION, PROVIDED THAT IF FOR ANY REASON PAYMENT BY MORTGAGOR OF ANY SUCH OBLIGATION WOULD BE UNLAWFUL, OR IF THE PAYMENT THEREOF WOULD CONSTITUTE USURY OR RENDER THE INDEBTEDNESS SECURED HEREBY WHOLLY OR PARTIALLY USURIOUS, MORTGAGEE, AT ITS OPTION, MAY DECLARE THE WHOLE SUM SECURED BY THIS MORTGAGE WITH INTEREST THEREON TO BE IMMEDIATELY DUE AND PAYABLE, OR MORTGAGEE, AT ITS OPTION, MAY PAY THAT AMOUNT OR PORTION OF SUCH OBLIGATION AS RENDERS THE INDEBTEDNESS SECURED HEREBY UNLAWFUL OR USURIOUS, IN WHICH EVENT MORTGAGOR SHALL CONCURRENTLY THEREWITH PAY THE REMAINING LAWFUL AND NON-USURIOUS PORTION OR BALANCE OF SAID OBLIGATION.

2.16 DELETED.

2.17 RIGHTS ASSIGNED. THE RIGHTS ASSIGNED HEREUNDER INCLUDE BUT ARE NOT LIMITED TO ALL OF MORTGAGOR’S RIGHTS: (I) TO MODIFY THE LEASES AND/OR ANY RELATED GUARANTEES; (II) TO TERMINATE OR TO ACCEPT THE SURRENDER OF ANY LEASE OR ANY RELATED GUARANTEES; (III) TO WAIVE OR RELEASE THE LESSEES OR ANY GUARANTOR FROM THE OBSERVANCE OR PERFORMANCE OF ANY COVENANT OR CONDITION OF THE LEASES AND/OR ANY RELATED GUARANTEES; (IV) TO PERMIT THE PREPAYMENT OF ANY RENTS UNDER THE LEASES FOR MORE THAN THIRTY (30) DAYS IN ADVANCE OF THEIR OF THE OPERATION OF THE PROPERTY, OF THE PERFORMANCE OF MORTGAGOR’S OBLIGATIONS UNDER THE LEASES AND OF SUCH COLLECTION, INCLUDING REASONABLE ATTORNEYS’ FEES, AND ANY AMOUNTS REMAINING AFTER SUCH APPLICATION WILL BE APPLIED NEXT TO ACCRUED AND UNPAID INTEREST AND OTHER AMOUNTS SECURED BY THIS MORTGAGE AND THE REMAINDER THEREOF, IF ANY, TO THE PAYMENT OF PRINCIPAL OF THE INDEBTEDNESS SECURED HEREBY; (IX) WITHOUT REGARD TO THE ADEQUACY OF SECURITY FOR THE INDEBTEDNESS HEREBY SECURED, HAVE A RECEIVER APPOINTED TO MANAGE AND COLLECT INCOME AND RENTS FROM THE PROPERTY; (X) CANCEL OR TERMINATE ANY OR ALL OF THE LEASES; AND (XI) DO ALL OTHER THINGS THE LENDER MAY DEEM NECESSARY OR PROPER TO PROTECT ITS SECURITY. ENTRY UPON AND TAKING POSSESSION OF THE PROPERTY AND THE COLLECTION OF THE RENTS AND THE APPLICATION THEREOF WILL NOT OPERATE TO CURE OR WAIVE ANY DEFAULT UNDER ANY INSTRUMENT GIVEN BY MORTGAGOR TO THE LENDER OR PROHIBIT THE TAKING OF ANY OTHER ACTION BY THE LENDER UNDER ANY SUCH OTHER INSTRUMENT, OR AT LAW OR IN EQUITY TO ENFORCE THE PAYMENT OF THE INDEBTEDNESS SECURED HEREBY OR TO REALIZE ON ANY OTHER SECURITY OR GUARANTEE. THE EXISTENCE AND/OR EXERCISE OF THE RIGHTS OF THE LENDER SET FORTH IN THIS SECTION SHALL NOT CREATE ANY OBLIGATIONS ON THE PART OF THE LENDER.

3.3 RIGHT OF PERFORMANCE BY LENDER. IF MORTGAGOR FAILS TO OBSERVE OR PERFORM ANY COVENANT OR CONDITION TO BE OBSERVED OR PERFORMED BY MORTGAGOR UNDER ANY OF THE LEASES, THE LENDER, WITHOUT OBLIGATION TO DO SO AND WITHOUT NOTICE TO OR DEMAND ON MORTGAGOR OR RELEASING MORTGAGOR FROM ITS OBLIGATION TO DO SO, MAY PERFORM SUCH COVENANT OR CONDITION AND, TO THE EXTENT THAT THE LENDER INCURES ANY COSTS OR PAYS ANY MONIES IN CONNECTION THEREWITH, INCLUDING ANY COSTS OR EXPENSES OF LITIGATION, THE COSTS AND EXPENSES WILL BE DUE ON DEMAND AND WILL BE INCLUDED IN THE INDEBTEDNESS SECURED HEREBY AND WILL BEAR INTEREST FROM THE INCURRING OR PAYMENT THEREOF AT THE HIGHEST RATE PERMITTED TO BE CHARGED ON DELINQUENT INSTALLMENTS OF PRINCIPAL AND INTEREST UNDER THE NOTE.

3.4 NOTIFICATION TO LESSEES. MORTGAGEE MAY GIVE NOTICE OF THE PROVISIONS OF THIS MORTGAGE AT ANY TIME TO ANY LESSEE, AND/OR ANY OTHER PERSON RESPONSIBLE FOR PAYMENT OR PERFORMANCE UNDER ANY OF THE ASSIGNED INTERESTS, AND ANY LESSEE, OR OTHER RESPONSIBLE PARTY MAY RELY ON ANY NOTICE GIVEN IT BY THE LENDER PURSUANT TO THIS MORTGAGE, AND RECOGNIZE AND COMPLY WITH ALL CLAIMS AND DEMANDS OF MORTGAGEE (INCLUDING, BUT NOT LIMITED TO, DIRECTIONS TO SUCH LESSEES OR OTHER RESPONSIBLE PARTY TO MAKE PAYMENTS DUE UNDER ITS LEASE DIRECTLY TO MORTGAGEE) WITHOUT ANY INVESTIGATION AS TO THE CAUSE FOR SUCH ACTION, THE EXISTENCE OF ANY DEFAULT, THE VALIDITY OF ANY DEBT, OR THE APPLICATION OF ANY ACCOUNTS SO PAID, AND MORTGAGOR AGREES TO HOLD HARMLESS EACH LESSEE, GUARANTOR AND OTHER RESPONSIBLE PARTY WITH RESPECT TO ANY PAYMENT MADE OR ACTION TAKEN IN RELIANCE ON ANY SUCH NOTICE. MORTGAGOR HEREBY IRREVOCABLY DIRECTS EACH LESSEE, GUARANTOR AND OTHER RESPONSIBLE PARTY TO MAKE ALL PAYMENTS DUE UNDER ITS LEASE PAYABLE AND DELIVERABLE AS DIRECTED BY MORTGAGEE IN ANY NOTICE GIVEN BY MORTGAGEE TO SUCH LESSEE.

3.5 OBLIGATIONS OF MORTGAGEE; INDEMNIFICATION. MORTGAGEE WILL NOT BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION OR DUTY OF MORTGAGOR UNDER ANY OF THE LEASES, AND THE PROVISIONS OF THIS MORTGAGE DO NOT CONSTITUTE AN ASSUMPTION OF ANY SUCH OBLIGATION OR DUTY. BY VIRTUE OF THIS MORTAGE: MORTGAGEE WILL NOT BE DEEMED TO HAVE ANY RESPONSIBILITY FOR THE CONTROL, CARE, MANAGEMENT OR REPAIR OF THE PROPERTY; OR ANY RESPONSIBILITY OR LIABILITY FOR ANY NEGLIGENCE IN THE MANAGEMENT, OPERATION, UPKEEP, REPAIR OR CONTROL OF THE PROPERTY RESULTING IN LOSS, INJURY OR DEATH TO ANY LESSEE, LICENSEE, EMPLOYEE, STRANGER OR OTHER PERSON. MORTGAGOR WILL INDEMNIFY AND HOLD MORTGAGEE HARMLESS AGAINST (A) ALL LIABILITIES, LOSSES AND DAMAGES THAT MORTGAGEE MAY INCUR UNDER THE LEASES OR UNDER OR BY REASON OF THIS MORTGAGE AND (B) ALL CLAIMS AND DEMANDS WHATSOEVER THAT MAY BE ASSERTED AGAINST MORTGAGEE BY REASON OF AN ACT OF MORTGAGEE UNDER THIS MORTGAGE OR UNDER ANY OF THE LEASES. SHOULD MORTGAGEE INCUR ANY SUCH LIABILITY, LOSS, DAMAGE OR DEMAND, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS’ FEES INCURRED IN THE DEFENSE THEREOF, SHALL BE SECURED HEREBY, AND MORTGAGOR SHALL REIMBURSE LENDER THEREFOR IMMEDIATELY UPON DEMAND.

3.6 REMEDIES. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, MORTGAGEE SHALL HAVE THE RIGHT TO EXERCISE ALL RIGHTS AND REMEDIES PROVIDED BY LAW OR IN EQUITY TO WHICH MORTGAGEE IS ENTITLED. UPON AN EVENT OF DEFAULT, IN ADDITION TO ANY RIGHTS AND REMEDIES GRANTED TO MORTGAGEE PURSUANT TO THE LOAN DOCUMENTS, AND WITHOUT IN ANY WAY LIMITING THE RIGHTS AND REMEDIES OF MORTGAGEE UNDER ANY OTHER PROVISION OF THIS MORTGAGE, THE WHOLE OF THE INDEBTEDNESS HEREBY SECURED SHALL, AT MORTGAGEE’S OPTION, BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT DEMAND OR NOTICE, SHALL BEAR INTEREST AT THE HIGHEST RATE PERMITTED TO BE CHARGED ON DELINQUENT INSTALLMENTS OF PRINCIPAL AND INTEREST UNDER THE NOTE, AND THIS MORTGAGE SHALL BECOME ABSOLUTE AND SUBJECT TO FORECLOSURE. AT ANY TIME AFTER THE INDEBTEDNESS HEREBY SECURED SHALL BECOME DUE, WHETHER BY ACCELERATION OR OTHERWISE, MORTGAGEE OR THE HOLDER OF THE NOTE SHALL HAVE THE RIGHT TO FORECLOSE THE LIEN HEREOF.

3.7 COSTS AND EXPENSES. AT ANY TIME AFTER THE INDEBTEDNESS HEREBY SECURED SHALL BECOME DUE, WHETHER BY ACCELERATION OR OTHERWISE, MORTGAGEE OR THE HOLDER OF THE NOTE SHALL HAVE THE RIGHT TO FORECLOSE THE LIEN HEREOF. IF ALL OR ANY PART OF THE PROPERTY IS TRANSFERRED TO MORTGAGEE (OR ITS ASSIGNEE OR NOMINEE) BY VIRTUE OF A FORECLOSURE ACTION OR A TRANSFER “IN LIEU OF FORECLOSURE,” MORTGAGOR SHALL BE RESPONSIBLE FOR ALL TRANSFER FEES, DOCUMENTARY STAMPS, DOCUMENTARY TAXES, RECORDATION FEES AND SIMILAR TAXES, FEES AND/OR EXPENSES RELATED THERETO OR IN CONNECTION THEREWITH. IN ANY SUIT TO FORECLOSE SUCH LIEN, THERE SHALL BE ALLOWED AND INCLUDED AS ADDITIONAL INDEBTEDNESS IN THE DECREE OF SALE, TO THE EXTENT PERMITTED BY LAW, ALL EXPENDITURES AND EXPENSES THAT MAY BE PAID OR INCURRED BY OR ON BEHALF OF MORTGAGEE, OR THE HOLDER OF THE NOTE, FOR REASONABLE ATTORNEYS’ FEES, COLLECTION COSTS, COURT COSTS, APPRAISERS’ FEES, SHERIFF’S FEES, DOCUMENTARY AND EXPERT EVIDENCE, STENOGRAPHERS’ CHARGES, PUBLICATION COSTS AND SUCH OTHER COSTS AND EXPENSES AS MORTGAGEE OR THE HOLDER OF THE NOTE MAY DEEM REASONABLY NECESSARY TO PROSECUTE SUCH SUIT OR TO EVIDENCE TO BIDDERS AT ANY SALE THAT MAY BE HAD PURSUANT TO SUCH DECREE THE TRUE CONDITION OF THE TITLE TO OR THE VALUE OF THE PROPERTY. TO THE EXTENT PERMITTED BY LAW, ALL OF THE FOREGOING EXPENDITURES AND EXPENSES SHALL BECOME PAYABLE ON DEMAND WITH INTEREST THEREON FROM THE DATE OF EXPENDITURE AT THE HIGHEST RATE PERMITTED TO BE CHARGED ON DELINQUENT INSTALLMENTS OF PRINCIPAL AND INTEREST UNDER THE NOTE AND IN ADDITION SHALL INCLUDE EXPENDITURES AND EXPENSES INCURRED BY MORTGAGEE IN CONNECTION WITH (A) A FORECLOSURE PROCEEDING; (B) ANY PROCEEDING TO WHICH MORTGAGEE SHALL BE A PARTY, EITHER AS PLAINTIFF, CLAIMANT OR DEFENDANT, BY REASON OF THIS MORTGAGE OR ANY OF THE INDEBTEDNESS; (C) PREPARATIONS FOR THE COMMENCEMENT OF ANY SUIT FOR FORECLOSURE HEREBY AFTER ACCRUAL OF SUCH RIGHT TO FORECLOSURE, WHETHER OR NOT ACTUALLY COMMENCED; OR (D) PREPARATION FOR THE DEFENSE OF OR INVESTIGATION OF ANY THREATENED SUIT, CLAIM OR PROCEEDING THAT MIGHT AFFECT THE PROPERTY, WHETHER OR NOT ACTUALLY COMMENCED. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, MORTGAGEE MAY CAUSE TO BE PERFORMED AT MORTGAGOR’S EXPENSE SUCH ENVIRONMENTAL ASSESSMENTS AND SUCH OTHER STUDIES AND INVESTIGATIONS OF THE PROPERTY AS MORTGAGEE MAY DETERMINE, IN ITS SOLE DISCRETION, TO BE NECESSARY OR APPROPRIATE.

3.8 PROCEEDS. THE PROCEEDS RECEIVED BY MORTGAGEE IN ANY FORECLOSURE SALE OF THE PROPERTY SHALL BE DISTRIBUTED AND APPLIED IN THE FOLLOWING ORDER OF PRIORITY: FIRST, ON ACCOUNT OF ALL COSTS AND EXPENSES INCIDENT TO THE FORECLOSURE PROCEEDINGS, INCLUDING ALL SUCH ITEMS AS ARE MENTIONED IN SECTION 3.7; SECOND, TO ALL OTHER ITEMS

TO THE EXCLUSION OF ANY OTHER PROVISION, ANYTHING HEREIN OR OTHERWISE TO THE CONTRARY NOTWITHSTANDING.

 4. MORTGAGOR’S COVENANTS, REPRESENTATIONS AND WARRANTIES  WITH RESPECT TO THE COLLATERAL. MORTGAGOR COVENANTS, REPRESENTS AND WARRANTS THAT:

 4.1 MORTGAGOR IS THE SOLE FEE SIMPLE OWNER OF THE COLLATERAL AND THE COLLATERAL IS FREE OF ANY LIEN, SECURITY INTEREST, ENCUMBRANCE, OR OTHER RIGHT OF ANY THIRD PARTY EXCEPT AS SET FORTH IN SECTION 1 OF THIS EXHIBIT C. NONE OF MORTGAGOR’S TANGIBLE PERSONAL PROPERTY IS LEASED OR IS SUBJECT TO ANY LIEN OR SECURITY INTEREST (WHETHER A PURCHASE MONEY SECURITY INTEREST OR OTHERWISE). EXCEPT AS OTHERWISE PROVIDED HEREIN, MORTGAGOR SHALL NOT SELL, ASSIGN, PLEDGE, EXCHANGE, LEASE, HIRE OUT OR OTHERWISE DISPOSE OF THE COLLATERAL OR ANY INTEREST THEREIN. MORTGAGOR WILL DEFEND THE COLLATERAL AGAINST ALL CLAIMS AND DEMANDS, WHICH MORTGAGEE DEEMS TO BE ADVERSE TO ITS INTERESTS, OF ANY PERSON AT ANY TIME CLAIMING THE SAME OR ANY INTEREST THEREIN. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE SECURITY INTEREST HEREBY GRANTED IN ANY PARTICULAR ITEM OF COLLATERAL, AND THIS MORTGAGE TO THE EXTENT IT PERTAINS THERETO, SHALL BE, AT MORTGAGEE’S WRITTEN OPTION, PRIOR TO OR, TO THE EXTENT SUCH SECURITY INTEREST IS VALID AND PERFECTED, SUBJECT AND SUBORDINATE TO THE SECURITY INTEREST IN SUCH ITEM OF COLLATERAL GRANTED PURSUANT TO ANY OTHER LOAN DOCUMENT. NOTWITHSTANDING THE FOREGOING, THE RIGHTS AND REMEDIES OF MORTGAGEE HEREUNDER, AND/OR ANY SUCH OTHER LOAN DOCUMENT AND UNDER APPLICABLE LAW SHALL IN ALL EVENTS BE CUMULATIVE.

 4.2 MORTGAGOR SHALL HAVE THE RIGHT TO DISPOSE OF ITEMS OF PERSONAL PROPERTY INCLUDED WITHIN THE COLLATERAL IN THE ORDINARY COURSE OF BUSINESS PROVIDED THAT (I) SUCH ITEMS OF PERSONAL PROPERTY ARE REPLACED (BY PURCHASE SUBJECT ONLY TO MORTGAGOR’S LIEN AND NOT LEASED) WITH SIMILAR ITEMS OF PERSONAL PROPERTY OF EQUAL OR GREATER VALUE WHICH ARE FREE AND CLEAR OF ANY AND ALL SECURITY INTERESTS OR CLAIMS IN FAVOR OF THIRD PARTIES, BUT WHICH ARE SUBJECT TO THE LIEN OF MORTGAGEE GRANTED UNDER THIS MORTGAGE, AND (II) IF THE VALUE OF THE PROPERTY TO BE DISPOSED OF, TOGETHER WITH THE VALUE OF ALL OTHER PROPERTY PREVIOUSLY DISPOSED OF DURING ANY CALENDAR YEAR, WILL EXCEED FIVE THOUSAND DOLLARS ($5,000.00), SUCH DISPOSAL HAS BEEN APPROVED IN WRITING BY MORTGAGEE.

 4.3 MORTGAGOR SHALL FURNISH TO MORTGAGEE FROM TIME TO TIME, IF AND AS REQUESTED, CURRENT LISTS OF THE COLLATERAL AND SHALL ALLOW MORTGAGEE AND/OR ITS AGENTS, DURING REGULAR BUSINESS HOURS, AS FREQUENTLY AS MORTGAGEE MAY REQUEST, TO EXAMINE AND MAKE

EXTRACTS FROM ALL OF THE BOOKS AND RECORDS OF MORTGAGOR, TO EXAMINE AND VERIFY THE COLLATERAL AND, WHEN REQUESTED BY MORTGAGEE FROM TIME TO TIME, TO FURNISH TO IT COPIES OF ALL PURCHASE ORDERS, EQUIPMENT LISTS, INVENTORY LISTS, BILLINGS, SHIPPING ORDERS, INVOICES, CORRESPONDENCE AND OTHER INSTRUMENTS OR WRITINGS IN ANY WAY EVIDENCING OR RELATING TO THE COLLATERAL OR THE PROCEEDS THEREOF.

4.4 THE COLLATERAL (AND/OR ALL BOOKS, RECORDS AND PAPERS RELATING TO AND/OR EVIDENCING THE COLLATERAL) IS AND SHALL BE KEPT AT SUCH PLACE(S) AT THE PROPERTY WHERE MORTGAGEE MAY INSPECT IT FROM TIME TO TIME. EXCEPT AS OTHERWISE PERMITTED HEREIN, MORTGAGOR WILL NOT REMOVE (OR PERMIT THE REMOVAL OF) THE COLLATERAL (OR SUCH BOOKS, RECORDS AND PAPERS) FROM SAID LOCATION WITHOUT THE PRIOR WRITTEN CONSENT OF MORTGAGEE. AS TO ANY VEHICLES, SUCH MAY BE REMOVED IN THE ORDINARY COURSE OF THE BUSINESS OF MORTGAGOR, PROVIDED THAT THE LOCATION OF THE PROPERTY SHALL REMAIN THE “SITUS” OF THE VEHICLES, UNLESS OTHERWISE AGREED BY MORTGAGEE IN WRITING. MORTGAGOR COVENANTS THAT THE COLLATERAL WILL NOT BE OR SUFFERED TO BE WASTED, MISUSED, ABSUED, USED WITHOUT REASONABLE CARE AND CAUTION, USED OR OPERATED BY PERSONS NOT PROPERLY LICENSED AND TRAINED, OR PERMITTED TO DETERIORATE, AND WILL NOT BE USED IN VIOLATION OF ANY REQUIREMENT OF ANY INSURANCE UNDERWRITER OR ANY LAW, ORDINANCE OR REGULATION OF ANY GOVERNMENTAL AUTHORITY, PROVIDED, HOWEVER, THAT NEITHER THIS MORTGAGE, NOR ANY OTHER AGREEMENT, SHALL BE DEEMED TO CREATE ANY OBLIGATION OR DUTY ON THE PART OF MORTGAGEE, ENFORCEABLE BY MORTGAGOR OR ANY THIRD PARTY, TO SEE TO THE PROPER USE OF THE COLLATERAL. MORTGAGOR SHALL MAINTAIN THE COLLATERAL IN FIRST CLASS CONDITION AND REPAIR. MORTGAGOR SHALL PAY OR CAUSE TO BE PAID WHEN DUE ALL TAXES AND ASSESSMENTS UPON OR WITH RESPECT TO THE COLLATERAL OR ITS OPERATION OR USE.

4.5 MORTGAGOR SHALL OBTAIN AND KEEP IN FULL FORCE, AT THE SOLE COST AND EXPENSE OF MORTGAGOR, POLICIES OF INSURANCE COVERING THE RISKS AND PERILS AND IN THE FORM AND AMOUNT SET FORTH ELSEWHERE IN THIS MORTGAGE.

4.6 MORTGAGOR SHALL GIVE PROMPT WRITTEN NOTICE TO MORTGAGEE OF ANY CASUALTY TO OR CLAIM ASSERTED IN CONNECTION WITH THE USE OF ALL OR ANY PART OF THE COLLATERAL. WITH RESPECT TO ANY CASUALTY, MORTGAGOR HEREBY IRREVOCABLY APPOINTS MORTGAGEE AND ANY OFFICER THEREOF AS ITS ATTORNEY-IN-FACT, WITH FULL POWER OF SUBSTITUTION, TO SETTLE AND COMPROMISE CLAIMS OR BRING SUIT TO RECOVER UNDER EACH SUCH INSURANCE POLICY, TO APPLY THE NET PROCEEDS THEREFROM, AFTER DEDUCTING ALL COSTS OF COLLECTION, ALL REASONABLE EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, WITH INTEREST THEREON AT THE HIGHEST DEFAULT RATE SET FORTH IN THE NOTE FROM THE DATE OF DEMAND TO THE DATE OF PAYMENT WHICH MORTGAGEE MAY INCUR IN CONNECTION WITH (I) THE PERFECTION OF MORTGAGEE’S SECURITY INTEREST IN, THE CUSTODY AND PRESERVATION OF, OR THE SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON, ANY OF THE COLLATERAL, (II) THE EXERCISE OR ENFORCEMENT OF ANY OF THE RIGHTS OF SUCH MORTGAGEE HEREUNDER OR (III) THE FAILURE BY MORTGAGOR TO PERFORM OR OBSERVE ANY OF THE PROVISIONS HEREOF.

 4.11 MORTGAGOR HEREBY AGREES AND SHALL INDEMNIFY MORTGAGEE, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FOR AND HOLD MORTGAGEE, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS HARMLESS FROM AND AGAINST ANY LOSS SUFFERED OR ANY LIABILITY, COST, OR EXPENSE, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES, INCURRED BY MORTGAGEE, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS ON ACCOUNT OF ANY DAMAGE TO THE PERSON OR PROPERTY OF THE PARTIES HERETO OR OF ANY THIRD PARTIES BY REASON OF OR IN CONNECTION WITH THE CONSTRUCTION, REHABILITATION, USE, OPERATION, MAINTENANCE, REPAIR, OR MANAGEMENT OF THE COLLATERAL. MORTGAGOR SHALL UNDERTAKE, AT ITS SOLE EXPENSE AND THROUGH COUNSEL SATISFACTORY TO MORTGAGEE, THE DEFENSE OF MORTGAGEE, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS, IN ANY LAWSUIT COMMENCED AS THE RESULT, OR ALLEGED TO BE THE RESULT, OF INQUIRY OR DAMAGE OCCURRING BY REASON OF OR IN CONNECTION WITH THE USE, OPERATION, MAINTENANCE, REPAIR OR MANAGEMENT OF THE COLLATERAL.

 5. REMEDIES WITH RESPECT TO THE COLLATERAL. UPON THE HAPPENING OF ANY EVENT OF DEFAULT UNDER THIS MORTGAGE, MORTGAGEE SHALL HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF KENTUCKY AND ANY AND ALL OTHER RIGHTS AVAILABLE TO MORTGAGEE AT LAW OR IN EQUITY OR PURSUANT TO THE TERMS OF THIS MORTGAGE OR ANY OF THE LOAN DOCUMENTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MORTGAGEE MAY UPON THE HAPPENING OF ANY EVENT OF DEFAULT, EXERCISE THE FOLLOWING RIGHTS AND REMEDIES:

 5.1 MORTGAGEE MAY RECEIVE PAYMENT OF, ENDORSE, AND DEPOSIT ANY AND ALL MONIES, CHECKS, DRAFTS, PROMISSORY NOTES, CLAIMS AND OTHER AMOUNTS DUE AND TO BECOME DUE AT ANY TIME IN RESPECT OF OR ARISING OUT OF THE COLLATERAL. MORTGAGEE AT ANY TIME WITHOUT NOTICE TO MORTGAGOR MAY NOTIFY ANY PERSONS WHO ARE INDEBTED TO MORTGAGOR WITH RESPECT TO THE COLLATERAL, AND MAY DIRECT SUCH PERSONS TO MAKE PAYMENT DIRECTLY TO MORTGAGEE OF THE AMOUNTS DUE. MORTGAGOR AGREES ANY PERSON RECEIVING ANY SUCH NOTICE MAY RELY FULLY ON THE SAME AND TO RELEASE, HOLD HARMLESS AND PROTECT SUCH PERSONS IN MAKING SUCH PAYMENTS ON RELIANCE THEREON.

5.2 MORTGAGEE MAY COMMENCE AND PROSECUTE ANY SUITS, ACTIONS OR PROCEEDING AT LAW OR IN EQUITY IN ANY COURT OF COMPETENT JURISDICTION TO COLLECT ANY OF THE COLLATERAL AND TO ENFORCE ANY OTHER RIGHT IN RESPECT OF THE COLLATERAL.

5.3 MORTGAGEE MAY SETTLE, COMPROMISE OR ADJUST ANY SUIT, ACTION OR PROCEEDING DESCRIBED ABOVE, AND, IN CONNECTION THEREWITH, GIVE SUCH DISCHARGES OR RELEASES AS MORTGAGEE MAY DEEM APPROPRIATE.

5.4 MORTGAGEE MAY, GENERALLY, UPON SUCH TERMS AND CONDITIONS AS IT MAY DEEM NECESSARY OR APPROPRIATE, SELL, TRANSFER, PLEDGE, LEASE, EXCHANGE, ASSIGN, COLLECT, SETTLE, ADJUST, COMPROMISE, MAKE ANY AGREEMENT WITH RESPECT TO OR OTHERWISE DEAL WITH ANY OF THE COLLATERAL AS FULLY AND COMPLETELY AS THOUGH MORTGAGEE WERE THE ABSOLUTE OWNER THEREOF FOR ALL PURPOSES, AND TO DO, AT MORTGAGEE’S OPTION, AT ANY TIME, OR FROM TIME TO TIME, ALL ACTS AND THINGS WHICH MORTGAGEE DEEMS NECESSARY OR APPROPRIATE TO PROTECT OR PRESERVE THE COLLATERAL AND TO CREATE, PERFECT, PROTECT AND PRESERVE MORTGAGEE’S SECURITY INTEREST AND RIGHTS THEREIN, AND TO COLLECT AND REALIZE THEREUPON, IN ORDER TO EFFECT THE INTENT OF THIS MORTGAGE, ALL AS FULLY AND EFFECTIVELY AS MORTGAGOR MIGHT DO.

5.5 DELETED.

5.6 FOR PURPOSES OF FACILITATING ENFORCEMENT OF THE REMEDIES PROVIDED IN THIS MORTGAGE, MORTGAGOR HEREBY CONSTITUTES AND APPOINTS MORTGAGEE AND ANY OFFICER THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL POWER AND AUTHORITY IN THE PLACE AND STEAD OF MORTGAGOR OR IN ITS NAME, TO TAKE ANY AND ALL ACTION AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH IT MAY DEEM NECESSARY OR APPROPRIATE TO ACCOMPLISH THE PURPOSES OF THIS MORTGAGE WITH RESPECT TO THE COLLATERAL AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MORTGAGOR HEREBY GIVES MORTGAGEE THE POWER AND RIGHT, ON BEHALF OF MORTGAGOR AND WITHOUT NOTICE TO OR ASSENT BY MORTGAGOR, TO DO THE THINGS PROVIDED IN THIS MORTGAGE, INCLUDING WITHOUT LIMITATION, THIS SECTION 5. MORTGAGOR HEREBY RATIFIES ALL THAT SAID ATTORNEYS SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF. THE POWERS CONFERRED UPON MORTGAGEE UNDER THIS MORTGAGE ARE INTENDED TO PERMIT MORTGAGEE TO PROTECT AND REALIZE UPON ITS INTERESTS IN THE COLLATERAL AND WILL NOT IMPOSE ANY DUTY UPON IT TO EXERCISE ANY SUCH POWERS. MORTGAGEE WILL BE ANY AFFILIATE OF MORTGAGEE TO THE PAYMENT OF THE OBLIGATIONS SECURED HEREBY.

 5.12 UPON THE FILING OF A SUIT OR OTHER COMMENCEMENT OF JUDICIAL PROCEEDINGS TO ENFORCE THE RIGHTS OF MORTGAGEE UNDER THIS MORTGAGE, MORTGAGEE SHALL BE ENTITLED, AS A MATTER OF RIGHT AND WITHOUT NOTICE TO MORTGAGOR, TO THE APPOINTMENT OF A RECEIVER OR RECEIVERS OF THE COLLATERAL AND ALL RECEIPTS THEREFROM, PENDING SUCH PROCEEDINGS, WITH SUCH POWER AS THE COURT MAKING SUCH APPOINTMENT SHALL CONFER; PROVIDED, HOWEVER, THAT MORTGAGEE MAY, WITH OR WITHOUT ACTION UNDER THIS SECTION, PURSUE ANY AVAILABLE REMEDY TO ENFORCE THE PAYMENT OF PRINCIPAL AND INTEREST ON THE NOTE OR TO REMEDY ANY EVENT OF DEFAULT. MORTGAGOR SHALL PAY MORTGAGEE A REASONABLE SERVICE CHARGE, TOGETHER WITH SUCH TITLE INSURANCE PREMIUMS AND ATTORNEY’S FEES AS MAY BE INCURRED AT MORTGAGEE’S OPTION FOR ANY SUCH ACTION.

6.MISCELLANEOUS.

 6.1 NO WAIVERS. NEITHER THE EXERCISE BY MORTGAGEE OF ANY RIGHT OR REMEDY HEREIN GIVEN OR RESERVED, NOR DELAY OR FAILURE BY MORTGAGEE TO EXERCISE ANY SUCH RIGHT OR REMEDY, IN CASE OF ONE OR MORE DEFAULTS, SHALL CONSTITUTE A WAIVER THEREOF, OR ESTOP MORTGAGEE THEREAFTER FROM EXERCISING THE SAME OR ANY OTHER RIGHT OR REMEDY AT ANY TIME IN RESPECT TO THE SAME OR ANY SUBSEQUENT DEFAULT OR DEFAULTS. ALL SUCH RIGHTS AND REMEDIES SHALL BE CUMULATIVE AND NONE SHALL BE EXCLUSIVE OF THE OTHER OR OTHERS OR OF ANY RIGHT OR REMEDY NOW OR HEREAFTER GIVEN OR ALLOWED BY LAW.

 6.2 BINDING EFFECT. ALL THE TERMS, COVENANTS AND CONDITIONS OF THIS MORTGAGE SHALL BIND MORTGAGOR, ITS HEIRS, SUCCESSORS AND ASSIGNS AND SHALL INURE TO THE BENEFIT OF AND BE AVAILABLE TO MORTGAGEE, ITS SUCCESSORS AND ASSIGNS.

 6.3 INTERPRETATION; TIME OF THE ESSENCE. ALL REFERENCES TO MORTGAGOR AND MORTGAGEE SHALL BE READ IN THE SINGULAR OR PLURAL, AND IN THE MASCULINE, FEMININE OR NEUTER GENDER, AS THE SENSE MAY REQUIRE. TIME IS OF THE ESSENCE WITH RESPECT TO EACH AND EVERY OBLIGATION OF MORTGAGOR UNDER THE NOTE, THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS. NO PRESUMPTION SHALL BE DEEMED TO EXIST IN FAVOR OF OR AGAINST ANY PARTY AS A RESULT OF THE NEGOTIATION AND/OR PREPARATION OF THIS DOCUMENT AND NO INFERENCE OR COVENANT SHALL BE IMPLIED AS AGAINST ANY PARTY, THE FULL CONTRACTUAL OBLIGATIONS AND COVENANTS OF EACH PARTY BEING HEREIN FULLY SET FORTH AND EXPRESSED.

6.4 GOVERNING LAW; SEVERABILITY. THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED. IN THE EVENT THAT ANY PROVISION OF THIS MORTGAGE CONFLICTS WITH APPLICABLE LAW, SUCH CONFLICT SHALL NOT AFFECT OTHER PROVISIONS OF THIS MORTGAGE WHICH CAN BE GIVEN EFFECT WITHOUT THE CONFLICTING PROVISIONS, AND TO THIS END THE PROVISIONS OF THIS MORTGAGE ARE DECLARED TO BE SEVERABLE. THE PARTIES INTEND THAT THIS MORTGAGE SHALL BE IN HARMONY WITH ALL OTHER LOAN DOCUMENTS.

6.5 ESTOPPEL CERTIFICATE. MORTGAGOR SHALL, WITHIN TEN DAYS OF A WRITTEN REQUEST FROM MORTGAGEE, FURNISH MORTGAGEE WITH A WRITTEN STATEMENT, DULY ACKNOWLEDGED, SETTING FORTH THE SUMS SECURED BY THIS MORTGAGE AND SUCH OTHER INFORMATION AS MORTGAGEE MAY REASONABLY REQUEST.

6.6 MORTGAGEE’S RIGHTS. FROM TIME TO TIME, MORTGAGEE MAY, AT MORTGAGEE’S OPTION IN ITS SOLE DISCRETION, WITHOUT GIVING NOTICE TO OR OBTAINING THE CONSENT OF MORTGAGOR, OF MORTGAGOR’S SUCCESSORS OR ASSIGNS OR OF ANY JUNIOR LIENHOLDER OR GUARANTOR, WITHOUT LIABILITY ON MORTGAGEE’S PART AND NOTWITHSTANDING MORTGAGOR’S BREACH OF ANY COVENANT OR AGREEMENT OF MORTGAGOR IN THIS MORTGAGE, EXTEND THE TIME FOR PAYMENT OF THE INDEBTEDNESS SECURED HEREBY OR ANY PART THEREOF, REDUCE THE PAYMENTS THEREON, RELEASE ANYONE LIABLE ON ANY OF SAID INDEBTEDNESS, ACCEPT A RENEWAL NOTE OR NOTES THEREFORE, MODIFY THE TERMS AND TIME OF PAYMENT OF SAID INDEBTEDNESS, RELEASE FROM THE LIEN OF THIS MORTGAGE ANY PART OF THE PROPERTY, TAKE OR RELEASE OTHER OR ADDITIONAL SECURITY, RECONVEY ANY PART OF THE PROPERTY, CONSENT TO ANY MAP OR PLAN OF THE PROPERTY, CONSENT TO THE GRANTING OF ANY EASEMENT, JOIN IN ANY EXTENSION OR SUBORDINATION AGREEMENT, AGREE IN WRITING WITH MORTGAGOR TO MODIFY THE RATE OF INTEREST, MATURITY, AMORTIZATION, OR OTHER TERMS OF THE NTOE, OR CHANGE THE AMOUNT OF THE MONTHLY INSTALLMENTS PAYABLE THEREUNDER. ANY ACTIONS TAKEN BY MORTGAGEE PURSUANT TO THE TERMS OF THIS SECTION SHALL NOT AFFECT THE OBLIGATION OF MORTGAGOR OR MORTGAGOR’S SUCCESSORS OR ASSIGNS TO PAY THE SUMS SECURED BY THIS MORTGAGE AND TO OBSERVE THE COVENANTS OF MORTGAGOR CONTAINED HEREIN, SHALL NOT AFFECT THE GUARANTEE OF ANY PERSON, CORPORATION, PARTNERSHIP OR OTHER ENTITY FOR PAYMENT OF THE INDEBTEDNESS SECURED HEREBY, AND SHALL NOT AFFECT THE LIEN OR PRIORITY OF THE LIEN HEREOF ON THE PROPERTY. MORTGAGOR SHALL PAY MORTGAGEE A REASONABLE SERVICE CHARGE, TOGETHER WITH SUCH TITLE INSURANCE PREMIUMS AND ATTORNEY’S FEES AS MAY BE INCURRED AT MORTGAGEE’S OPTION FOR ANY SUCH ACTION.

6.7 AMENDMENTS IN WRITING. NO CHANGE, AMENDMENT, OR MODIFICATION HEREOF, OR ANY PART HEREOF, SHALL BE VALID UNLESS IN
WRITING AND SIGNED BY THE PARTIES HERETO OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

6.8 HEADINGS. THE HEADINGS TO THE ARTICLES AND SECTIONS OF THIS MORTGAGE ARE FOR REFERENCE ONLY AND DO NOT LIMIT IN ANY WAY THE CONTENT THEREOF.

6.9 NOTICES. MORTGAGOR SHALL NOTIFY MORTGAGEE PROMPTLY IN WRITING OF THE OCCURRENCE OF ANY OF THE FOLLOWING:

(A) A FIRE OR OTHER CASUALTY CAUSING DAMAGE TO THE PROPERTY;

(B) RECEIPT OF NOTICE OF CONDEMNATION OF THE PROPERTY OR ANY PART THEREOF;

(C) RECEIPT OF NOTICE FROM ANY GOVERNMENTAL AUTHORITY RELATING TO THE STRUCTURE, USE OR OCCUPANCY OF THE PROPERTY;

(D) RECEIPT OF ANY NOTICE OF ALLEGED DEFAULT FROM ANY LESSEE OR FROM THE HOLDER OF ANY OTHER LIEN OR SECUIRTY INTEREST IN THE PROPERTY;

(E) THE COMMENCEMENT OF ANY LITIGATION AFFECTING THE PROPERTY;

(F) RECEIPT OF ANY NOTICE OF THE FILING OF ANY LIEN AFFECTING THE PROPERTY;

(G) RECEIPT OF ANY NOTICE OF ANY CHANGE OR PROPOSED CHANGE IN THE ZONING AFFECTING THE PROPERTY; AND

(H) ANY DEFAULT BY MORTGAGOR OR ANY GUARANTOR UNDER THE TERMS OF THE NOTE, THIS MORTGAGE, OR ANY OF THE OTHER LOAN DOCUMENTS.

6.10 ADDITIONAL ASSURANCES. MORTGAGOR AGREES TO PROMPTLY EXECUTE AND DELIVER SUCH FURTHER INSTRUMENTS AND ASSURANCES, AND WILL DO SUCH FURTHER ACTS, AS MORTGAGEE MAY REASONABLY REQUEST TO PERFECT THE LIEN AND SECURITY INTEREST OF MORTGAGEE IN ALL OR ANY PORTION OF THE PROPERTY AND/OR TO MORE EFFECTIVELY CARRY OUT THE PURPOSES OF THE NOTE, THIS MORTGAGE AND/OR OTHER LOAN DOCUMENTS.

6.11 OBLIGATIONS UNCONDITIONAL. THE OBLIGATIONS OF MORTGAGOR TO MAKE PAYMENTS OF ANY AND ALL AMOUNTS DUE HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL WITHOUT DEFENSE OR SET-OFF BY REASON OF ANY DEFAULT WHATSOEVER, INCLUDING, WITHOUT LIMITATION A DEFAULT BY ANY TENANT OF THE PROPERTY UNDER ANY LEASE WITH MORTGAGOR OR UNDER ANY OTHER AGREEMENT OR INSTRUMENT BETWEEN MORTGAGEE AND MORTGAGOR, AND SUCH PAYMENTS TO MORTGAGEE SHALL NOT BE DECREASED, ABATED, POSTPONED OR DELAYED FOR ANY REASON WHATSOEVER, INCLUDING WITHOUT LIMITATION, ANY ACTS OR CIRCUMSTANCES THAT MAY CONSTITUTE FAILURE OF CONSIDERATION, DESTRUCTION OF OR DAMAGE TO THE PROPERTY, THE TAKING OF ANY PART OF THE PROPERTY, COMMERCIAL FRUSTRATION OF PURPOSE, FAILURE OF ANY PERSON TO PERFORM OR OBSERVE ANY AGREEMENT, WHETHER EXPRESSED OR IMPLIED, OR ANY DUTY, LIABILITY OR OBLIGATION ARISING OUT OF OR CONNECTED WITH THIS MORTGAGE, THE NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS, OR FAILURE OF ANY TENANT OF THE PROPERTY TO PAY THE FEES, RENTALS OR OTHER CHARGES OWED TO MORTGAGOR, AND IRRESPECTIVE OF WHETHER OR NOT ANY SUCH TENANT OF THE PROPERTY RECEIVES EITHER PARTIAL OR TOTAL REIMBURSEMENT AS A CREDIT AGAINST SUCH PAYMENT, IT BEING THE INTENTION OF THE PARTIES THAT THE PAYMENTS REQUIRED OF MORTGAGOR HEREUNDER WILL BE PAID IN FULL WHEN DUE WITHOUT ANY DELAY OR DIMINUTION WHATSOEVER. THE OBLIGATIONS OF MORTGAGOR UNDER THIS MORTGAGE SHALL BE THE JOINT AND SEVERAL OBLIGATIONS OF ALL PARTIES IDENTIFIED AS MORTGAGOR, EACH AS A PRIMARY OBLIGOR.

6.12 GENERAL WAIVERS BY MORTGAGOR.  MORTGAGOR HEREBY

WAIVES AND RELEASES, TO THE EXTENT PERMITTED BY LAW:

(A) ALL ERRORS, DEFECTS AND IMPERFECTIONS IN ANY PROCEEDING INSTITUTED BY MORTGAGEE UNDER THE NOTE, THIS MORTGAGE, AND/OR ANY OF THE LOAN DOCUMENTS;

(B) ALL BENEFIT THAT MIGHT ACCRUE TO MORTGAGOR BY VIRTUE OF ANY PRESENT OR FUTURE LAW EXEMPTING THE PROPERTY, OR ANY PART OF THE PROCEEDS ARISING FROM ANY SALE THEREOF, FROM ATTACHMENT, LEVY OR SALE ON EXECUTION, OR PROVIDING FOR ANY STAY OF EXECUTION, EXEMPTION FROM CIVIL PROCESS OR EXTENSION OF TIME FOR PAYMENT;

(C) ANY APPRAISEMENT, VALUATION, STAY, EXTENSION OR REDEMPTION OR USURY LAW NOW OR HEREAFTER IN FORCE; AND

(D) UNLESS SPECIFICALLY REQUIRED HEREIN, ALL NOTICES OF MORTGAGOR’S DEFAULT OR OF MORTGAGEE’S ELECTION TO EXERCISE, OR MORTGAGEE’S EXERCISE, OF ANY OPTION OR RIGHT UNDER THE NOTE, THIS MORTGAGE AND/OR ANY OF THE LOAN DOCUMENTS.

6.13 MORTGAGEE’S NON-RESPONSIBILITY. MORTGAGOR HEREBY ACKNOWLEDGES AND AGREES THAT THE UNDERTAKING OF MORTGAGEE UNDER THIS MORTGAGE IS LIMITED AS FOLLOWS: